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                                                                   Exhibit 10.28

February 10, 2005

Leonard P. Paplauskas
Associate Vice President for Research Administration
University of Connecticut Health Center
Center for Science and Technology Commercialization
263 Farmington Avenue
Farmington, CT 06030


RE:  ADDITIONAL COSTS APPROVED UNDER RESEARCH AGREEMENT


Dear Mr. Paplauskas:



This letter is in reference to that certain Research Agreement by and between University of Connecticut Health Center ("UCHC") and Antigenics Inc., a Delaware corporation ("Antigenics Inc.")(each a "Party" and collectively the "Parties") dated February 28, 1998 ("Agreement"), as amended by Amendment No.
1 Research Agreement dated April 19, 2002, further amended by Amendment Agreement dated March 18, 2003, and further amended by Amendment No. 2 to Research Agreement dated December 30, 2003 (each singly an "Amendment", collectively the "Agreement"). In accordance with the provisions of Section 5.0 of the Agreement, Antigenics Inc. hereby agrees to pay UCHC an additional one-time payment in the sum of One Hundred Thirty-Five Thousand dollars ($135,000) for additional costs associated with activities to be performed under the Agreement in 2005.

Best regards,

/s/ P. Thornton

Peter Thornton
Chief Financial Officer


ANTIGENICS INC., a Delaware corporation



Acknowledged and agreed:


UNIVERSITY OF CONNECTICUT HEALTH CENTER

By:   /s/ Leonard P. Paplauskas
     __________________________

Name:     Leonard P. Paplauskas

Associate Vice President for Research Administration